UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):  March 7, 2019

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714

(Address of principal executive offices, including zip code)

(847) 966-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01.        Other Events.

On March 7, 2019, Perma-Pipe International Holdings, Inc. (“Company”) posted a letter from David S. Barrie, its Chairman of the Board, and David J. Mansfield, its Chief Executive Officer, to the Company’s stockholders on its website at www.permapipe.com, describing certain stockholder engagement matters.  A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.  The following exhibit is being furnished herewith:

Exhibit Number	Description
(99.1)	Letter, dated March 7, 2019, from the Chairman of the Board and the Chief Executive Officer to the stockholders of Perma-Pipe International Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: March 7, 2019	By: /s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer